SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549


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                                       FORM 8-K

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                                    CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported):  April 5, 1995



                              INDIANA GAS COMPANY, INC.
                (Exact name of registrant as specified in its charter)



                                       INDIANA
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                    (State or other jurisdiction of incorporation)


                    1-6494                                  35-0793669
               (Commission File Number) (IRS Employer Identification No.)


                              1630 North Meridian Street
                            Indianapolis, Indiana    46202
                 (Address of principal executive offices) (Zip Code)

                 Registrant's telephone number, including area code:
                                     (317) 926-3351
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               Item 7.   Financial Statements and Exhibits.


               The following exhibits are filed as part of this report:


          Exhibit 1(a) Distribution Agreement dated April 5, 1995, among Indiana Gas Company, Inc., Goldman, Sachs & Co. and Merrill Lynch & Co., Merrill Lynch, Pierce Fenner & Smith Incorporated

          Exhibit 4(a) Officers' Certificate with respect to the establishment of the Medium Term Notes, Series E (including form of Fixed Rate Note and Floating Rate Note)
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                                      SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        INDIANA GAS COMPANY, INC.



                                        By:  /s/ Niel C. Ellerbrook
                                             Niel C. Ellerbrook,
                                              Senior Vice President
                                              and Chief Financial Officer

          Date: April 5, 1995
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